EXHIBIT 10.6

                                                      June 19, 2006

Tompkins Capital Group
488 Madison Avenue,
New York, New York 10022
Attention: Mr. Mark N. Tompkins

Mr. Tompkins:

      Reference is made to that certain Term Sheet (the "Term Sheet"), dated May 8, 2006, relating to a proposed business combination between Alternative Energy Sources, Inc., a Delaware corporation (the "Company") and Beemer Energy, Inc., a Delaware corporation ("BEEMER") and a related private placement financing (the "Transactions"). In connection with the Transactions, the Company and BEEMER also entered into that certain Merger Agreement (the "Merger Agreement"), dated as of June 19, 2006, pursuant to which BEEMER stockholders received common stock, par value $0.0001 per share, of the Company (the "Common Stock") in consideration for shares of BEEMER held by them at the effective time of the merger. In consideration of the Company and BEEMER entering into the Transaction, and for Tompkins Capital Group to facilitate the Transactions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell or otherwise dispose of and (2) transfer title to (a "Prohibited Sale") any of the shares (the "Acquired Shares") of Common Stock acquired by the undersigned pursuant to or in connection with the Merger Agreement, during the period commencing on the "Closing Date" (as that term is defined in the Term Sheet) and ending on the 24-month anniversary of the Closing Date (the "Lockup Period"), without the prior written consent of the Company and Tompkins Capital Group (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company or Tompkins Capital Group, as applicable, (i) to acquire shares of Common Stock pursuant to the undersigned's participation in the Company's stock option plan, or (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees with the Company and Tompkins Capital Group to be bound hereby, and in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company's stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i) or (ii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.


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2.    This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

3. This Letter Agreement will become a binding agreement among the undersigned as of the Closing Date. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company, Tompkins Capital Group and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.


Very truly yours,


                                                  Signature:__________________
                                                   Print Name:________________


Address: ______________________________________
Number of shares of Common Stock owned: __________
Certificate Numbers: _____________________________